Filed Pursuant to Rule 497(e)

Registration No. 333-131842

HealthShares™, Inc. (the “Company”)

Supplement dated June 1, 2007 to the Company’s Prospectus and Statement of Additional Information dated January 23, 2007

Effective June 1, 2007, the following portfolio of the Company will commence trading on the New York Stock Exchange (the “Exchange”), joining the Company’s other portfolios currently trading on the Exchange:

HealthShares™ European Medical Products and Devices Exchange-Traded Fund (HHT)